Note Receivables, Net	12 Months Ended
Sep. 30, 2025
Note Receivables, Net [Abstract]
NOTE RECEIVABLES, NET

Note 5 NOTE RECEIVABLES, NET

	As of September 30,
	2025	2024
Loan receivables	816,677	953,795
Less: allowance for current expected credit losses	(816,677)	(200,096)
Total	$—	$753,699

As of September 30, 2025 and 2024, the allowance for credit losses were $816,677 and $200,096, respectively. The increase was due to management’s assessment of a significant increase in credit risk, which led to the internal credit rating for certain note receivables being moved from medium to high risk.